 Exhibit 10.21

“Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv) because it is both (i) not material and (ii) and the type of information that is confidential.”

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

TIME & MATERIAL SUBCONTRACT NUMBER PO-0018098

between

Perspecta Engineering Inc.

___________________________

_____________

AND

Corvus Consulting, LLC

___________________

_____________

Perspecta 11/2018	Page 1 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

CONTENTS

AGREEMENT

ARTICLE I	SCOPE OF WORK AND LIST OF EXHIBITS
ARTICLE II	SERVICES, SUPPLIES AND TOTAL PRICE
ARTICLE III	PERIOD OF PERFORMANCE, PLACE OF PERFORMANCE AND DELIVERY SCHEDULE
ARTICLE IV	PAYMENTS
ARTICLE V	F.O.B. POINT, PACKAGING, SHIPMENT AND ROUTING
ARTICLE VI	INSPECTION AND ACCEPTANCE
ARTICLE VII	CLOSEOUT
ARTICLE VIII	REPORTS AND DOCUMENTATION
ARTICLE IX	PREDETERMINATION OF RIGHTS IN DATA AND COMPUTER SOFTWARE
ARTICLE X	DPAS RATING
ARTICLE XI	GOVERNMENT AND/OR PERSPECTA FURNISHED PROPERTY
ARTICLE XII	COST ACCOUNTING STANDARDS
ARTICLE XIII	SUBCONTRACT AUTHORITY AND NOTIFICATION
ARTICLE XIV	RECRUITMENT OF TEAM MEMBER EMPLOYEES
ARTICLE XV	ACCOUNTING, BILLING, PROPERTY AND PURCHASING SYSTEMS
ARTICLE XVI	ORGANIZATIONAL CONFLICT OF INTEREST (OCI)
ARTICLE XVII	INSURANCE

TERMS AND CONDITIONS/SPECIAL PROVISIONS/OPTIONAL ARTICLES SIGNATURE PAGE

Perspecta 11/2018	Page 2 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

In consideration of the promises hereinafter set forth, the parties agree:

AGREEMENT

This Time and Material Subcontract Agreement (along with all exhibits hereto, and any schedules, appendices and attachments attached thereto or otherwise incorporated by reference therein, the “Agreement”), is entered into with effect June 3, 2019, by and between Perspecta Engineering Inc., a Delaware corporation with an office at 15050 Conference Center Drive, Chantilly, VA 20151 (hereinafter, “Perspecta” or “Buyer”), and Corvus Consulting, LLC., a Virginia corporation with an office at 15416 Kentwell Circle, Centreville, VA 20120-1194 (hereinafter, "Subcontractor" or “Seller”). References herein to a “party” shall mean, as context requires, Perspecta or Subcontractor, and references to “parties” shall mean both of Perspecta and Subcontractor.

Perspecta is the prime contractor under that certain U.S. Government Prime Contract Number GS00Q14OADU128 (the “Prime Contract”) / Delivery Order 47QFCA19F0033. Perspecta desires to engage Subcontractor, pursuant to the Prime Contract, to deliver certain products and/or services to Perspecta for the benefit of the U.S. Government agency that issued the Prime Contract (the “Customer”). Subcontractor desires to provide such products and/or services.

This Subcontract supersedes in its entirety the Letter Contract PO-0018098 between the parties dated June 4, 2019; as well as subsequent modifications to that Letter Contract. Any action taken in accordance with the authorization previously contained in that Letter Contract shall be considered as an action taken in performance of this subcontract. This Subcontract integrates, merges, and supersedes any prior offers, negotiations, and any other agreements concerning the subject matter hereof and constitutes the entire agreement between the parties.

The North American Industry Classification System (NAICS) code for this acquisition is 541990. The small business size standard is $15M.

The Product Service Code (PSC) for this acquisition is R499.

ARTICLE I - SCOPE OF WORK AND LIST OF EXHIBITS

The Subcontractor, in the capacity of an independent subcontractor, and not as an agent of Perspecta, shall provide, in accordance with the terms and conditions set forth herein, the personnel, services, materials, equipment, and facilities (collectively referred to as “Work”) necessary for the proper accomplishment of the tasks specified in the Exhibits cited below and other requirements identified elsewhere in this subcontract. All deliverable “Work” set forth herein shall be delivered in strict accordance with the delivery schedule set forth in Article III – Period of Performance, place of performance and delivery schedule.

Perspecta will comply with the laws and regulations that relate to the receipt and use of government information. Even if not specifically covered by law or regulation, the Corporation prohibits receipt or use by its Subcontractors, of government or privately-owned information when such possession or use is not consistent with the integrity of the U.S. government competitive bidding system or when there is reason to believe that Perspecta or the Subcontractor should not possess such information. Subcontractors are required to notify the Perspecta Subcontract Administrator if they are requested by any Perspecta employee to provide Government or third party information.

Perspecta 11/2018	Page 3 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

No Subcontractor will solicit, accept, use, or possess any:

•	Document bearing a legend indicating that: (a) the document originated with or belongs to another company; (b) the document is of a competitive nature; and/or (c) receipt, possession and/or use of the information is prohibited
•	Document (with or without a legend) or information that is part of or relates to the contents of another company's proposal at any state of competition.
•	Government document of a source selection or procurement planning nature that bears a legend indicating that release outside the government is not authorized.
•	Government document or extracts from a document that contains source selection or procurement planning information not containing a restrictive legend, if there is reason to believe release has not been approved by the government.
•	Information of the government or a business organization, whether a competitor or not, where it is clear that release of that information is unauthorized or in circumstances where there is reason to believe that such information cannot lawfully be in Perspecta's or the Subcontractor’s possession.

At and upon the Effective Date this Agreement consists of the following exhibits (the “Exhibits”). The parties acknowledge and agree that certain of the Exhibits, and certain appendices and other attachments to the Exhibits, may be pending completion and/or subject to revision pursuant to the requirements of the Customer under the Prime Contract. To the extent any Exhibit, or any attachment or appendix thereto, is incomplete on, or otherwise subject to revision following, the Effective Date, the parties agree to act promptly and in good faith to complete, amend or revise such Exhibit(s), it being understood that the obligations of the Customer under the Prime Contract shall in all cases determine the scope and content of such additions, amendments or revisions. For the avoidance of doubt, and subject to the determinative application of the Prime Contract requirements, in the event Perspecta determines that any such additions or revisions require the execution of a new or additional exhibit, the parties shall promptly meet to discuss and finalize such exhibit, which shall, upon mutual written agreement of the parties, be deemed an “Exhibit” for purposes hereof.

EXHIBIT A	Perspecta Engineering Inc. document titled “Subcontractor Statement of Work for Corvus Consulting, LLC., ARCYBER Cyberspace Operations Support Program”, Revision 01, dated 9/18/19; except the Base Period start date in Part 3.0 is changed from 4/08/19 to 6/03/19

EXHIBIT B	Perspecta General Provisions and FAR Flowdown Provisions document CorpDoc 4 T&M (Aug 2019)

EXHIBIT C	Perspecta Nondisclosure Agreement No. 18-NDA-CDG-0242 with Corvus Consulting, LLC., effective 4/19/19. The provisions therein will continue to apply until the end of the term of this Subcontract.

Perspecta 11/2018	Page 4 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

EXHIBIT D	Oasis Pool 1 Flow Downs, dated 9/16/18

EXHIBIT E	ARCYBER Flow Downs by Reference (Full Text), dated 9/27/19

EXHIBIT F	Department of Defense Contract Security Classification Specification, DD Form 254 Rev. 2, dated 6/20/19

If this Subcontract is primarily for the purpose of furnishing service, no subcontract shall be made by the Seller with any other Party for furnishing all or substantially all of the Work or services herein subcontracted for without the advance written approval of Perspecta, but this provision shall not be construed to require the approval of contracts of employment between the Seller and Personnel assigned for services hereunder.

ARTICLE II - SERVICES, SUPPLIES AND TOTAL PRICE

A.	Seller shall, in accordance with the terms and conditions set forth hereafter, furnish the necessary qualified personnel, services, travel, facilities, and materials for completion of the contractual effort, subject to the continuing approval of the Buyer. Buyer reserves the right to change its staffing requirements and to direct the seller to remove, transfer and/or replace any Seller personnel that are not meeting the requirements for the position.

B.	Subcontractor will be reimbursed for costs for transportation, lodging, meals and incidental expenses in accordance with FAR 31.205-46, if authorized under the subcontract. Reimbursement shall be made at Subcontractor’s cost, without profit, and shall be supported by the Seller’s invoice as prescribed by the applicable regulation. All travel must receive prior authorization from the Perspecta Subcontract Administrator or his/her designee.

C.	The estimated total Subcontract value hereunder is as set forth in Table 1 below. The values set forth in Table 1 are estimates, only, and subject at all times to the terms of Article II E., and Perspecta’s right to elect not to exercise an option under the Prime Contract. For the avoidance of doubt, the cost estimates set forth herein do not establish a commitment on the part of Perspecta, or otherwise require Perspecta to expend the full amounts expressed in Table 1 during the term of this Agreement, including any option elections, extensions or renewals of this Agreement.

Period	Period of Performance	Hours	Labor Value	Travel/ODC Value	Estimated Subcontract Value
Base Period	6/03/2019-2/11/2020	_______	_______	_______	$3,362,495.73
Option Year 1	2/12/2020-2/11/2021	_______	_______	_______	$5,930,734.94
Option Year 2	2/12/2021-2/11/2022	_______	_______	_______	$6,048,749.64
Option Year 3	2/12/2022-2/11/2023	_______	_______	_______	$6,169,124.64
Option Year 4	2/12/2023-2/11/2024	_______	_______	_______	$6,291,907.13
Totals					$27,803,012.08

Table 1

Perspecta 11/2018	Page 5 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

D.	The negotiated labor categories and associated labor hour rates that will pertain to this subcontract are set forth in Table 2 below.

Hourly Labor Rate Table
Labor Category	Base	OY1	OY2	OY3	OY4
	6/03/2019-2/11/2020	2/12/2020-2/11/2021	2/12/2021-2/11/2022	2/12/2022-2/11/2023	2/12/2023-2/11/2024
Cyber Operational Planner II (VA)	_______	_______	_______	_______	_______
Cyber Operational Planner III (VA)	_______	_______	_______	_______	_______
Cyber Operations Research Analyst II	_______	_______	_______	_______	_______
Subject Matter Expert III (SME III)	_______	_______	_______	_______	_______
Subject Matter Expert II (SME II)	_______	_______	_______	_______	_______
Cyber Operational Planner II (GA)	_______	_______	_______	_______	_______
Cyber Operational Planner III (GA)	_______	_______	_______	_______	_______

Table 2

E.	Perspecta reserves the unilateral right to exercise any part, all, or none of the options under the Prime Contract identified in Table 3, below. The estimated costs and associated fees for the option years one are set out in Table 1 above for informational purposes, only. Perspecta may exercise an option by written notice to Subcontractor at any time up to and including the Latest Exercise Date set out in Table 3. If Perspecta exercises an option, the Subcontractor shall perform the work specified for such option at the negotiated costs and fee provided under the option. Subcontractor acknowledges and agrees that Perspecta shall have no obligation or liability to Subcontractor under or with respect to any option period under the Prime Contract in the event Perspecta determines not to exercise such option or options under the Prime Contract.

Period	Period of Performance	Latest Exercise Date	Status
Option Year 1	2/12/2020-2/11/2021	2/11/2020	Not Exercised
Option Year 2	2/12/2021-2/11/2022	2/11/2021	Not Exercised
Option Year 3	2/12/2022-2/11/2023	2/11/2022	Not Exercised
Option Year 4	2/12/2023-2/11/2024	2/11/2023	Not Exercised

Table 3

F.	LIMITATION OF FUNDS (INCREMENTAL FUNDING FOR T&M CONTRACTS)

This Subcontract will be incrementally funded by Perspecta. Of the total price of this Subcontract, the sum of $3,265,742.53 (refer to table below for funding limits by CLIN) is available for payment for the performance by the Subcontractor under this Agreement. The period of performance estimated to be covered by the allotted amount specified above is through 2/11/2020.

When expenditures reach 85% of the incremental funding identified above, Seller shall notify the Buyer of the approach of the expenditure limit and provide the Buyer with a future projection for when the funding will be completely depleted. The notification must be in writing and is recommended to be communicated electronically.

Any expenditures or obligations incurred by the Seller in excess of the funded amount shall be at the Seller’s own risk.

Perspecta 11/2018	Page 6 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

Period	Period of Performance	CLIN	Labor Funding	Travel/ODC Funding	Subcontract Funding
		0001 (Labor)	_______	_______	$74,000.00
Base Period	6/03/2019-2/11/2020	0002 (Labor)	_______	_______	$3,161,742.53
		0003 (Travel)	_______	_______	$30,000.00
	Totals		_______	_______	$3,265,742.53

ARTICLE III – PLACE OF PERFORMANCE, PERIOD OF PERFORMANCE AND DELIVERY SCHEDULE

A.	All work hereunder shall be performed at Customer facilities, and other locations as mutually may be agreed upon by Perspecta and Subcontractor. During the life of this Subcontract, all Subcontractor services provided at Fort Belvoir, VA will be relocating to Fort Gordon, GA.

B.	Subcontractor shall commence performance on or about 6/03/19, and shall complete all performance on or before 2/11/24 (or last option exercised) in conformance with Exhibit A, Statement of Work.

ARTICLE IV – PAYMENTS

The work performed on this subcontract will be billed through the Deltek Time and Expense System (TESS) at https://webconnectlite.vencore.com

Timely invoicing from Seller is expected and Perspecta reserves the right to disallow untimely invoicing. Untimely invoice is defined as an invoice presented to Perspecta for payment of work performed greater than 90 days from that performance period. Such definition under this paragraph shall not apply to DCAA/DCMA rate adjustments.

Seller will implement and utilize TESS, which details the work performed by the appropriate charge number. This is a web-based system that is accessible through the internet. Perspecta will provide each Seller employee with Deltek TESS access and establish the DeltekTESS role in order to enter billable time into the system.

For services performed under this subcontract, Perspecta shall pay Seller in accordance with the Article II negotiated rate(s) and all other associated provisions set forth in this subcontract. Any negotiated changes to hourly rates shall be executed via a subcontract modification.

Direct labor hours are those productive hours inclusive of approved overtime expended by Seller personnel performing work under this subcontract that are charged as direct labor under the Seller’s established accounting policy and procedures. This term does not include sick leave, vacation leave, or any kind of administrative leave, but does include direct labor hours provided under level-of-effort subcontracts.

Payment of Premiums: There is NO overtime-premium provision under this subcontract.

Other Direct Costs (ODC), such as travel will be submitted by the designated Seller representative utilizing the Deltek TESS system, entering the information in the Expense portion of TESS. Data in support of each Expense submission shall be provided to the Program Finance representative for the program upon submission, and prior to approval of said submission. Expenses should be submitted monthly at a minimum (if applicable).

Perspecta 11/2018	Page 7 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

The Seller will notify Perspecta in writing of changes to billing rates associated with the subcontract within 15 to 30 days PRIOR to the effective date of the rate change.

Every Seller employee who directly charges this program (or approved data entry designee), regardless of that employee’s location (e.g., Perspecta, Government, or Seller’s facility), shall submit a weekly labor submission via Deltek TESS.

Perspecta will provide each Seller employee with access to Deltek TESS and create their role so they can enter their billable time into Deltek TESS weekly. Seller shall identify a point of contact as the primary approver and an alternate approver who will have responsibility for labor submission approvals and submission to Perspecta.

Seller shall submit and approve submissions by Friday, 9:00 PM EST in order to be processed in the weekly payment run and support Earned Value Management requirements. Seller may delegate the responsibility to enter Deltek TESS claims to a backup “data entry” employee to ensure claims are submitted in time for weekly processing as the electronic Deltek TESS invoice used by Perspecta to pay the Seller for services rendered.

In utilizing the Deltek TESS system, the Seller’s employees (biller, data entry, and approver) attest that, to the best of their knowledge, the hours recorded and the charge number entered are consistent with the work performed.

Seller shall identify a representative to be granted TESS vendor labor approval role. A cumulative invoice will then be available to the Seller's approver for all approved claims by Monday of the week following processing of the submission. Any labor submission not processed in the current week will default to processing with the week it is approved.

The Deltek TESS work week runs from Saturday to Friday.

Payment terms are Net 45 days for the initial payment, and then weekly after the payment. Only submissions approved in Deltek TESS prior to the Friday, 9:00 PM deadline will be processed for payment. Payment shall be made via ACH/electronic funds transfer.

Seller shall reconcile weekly TESS invoice reports against Seller company timekeeping records to ensure accuracy of the submissions. Seller shall correct any labor submission errors online within one week of detection. Corrections detected beyond this period will be made in the current reporting period.

Perspecta will conduct random quarterly audits on Seller’s timekeeping records against Deltek TESS invoice reports to ensure accuracy and support Perspecta program requirements. Seller shall make available any documentation required to support these audits. Perspecta will provide an audit summary to the Seller when the audit is complete.

Any problems associated with the application(s) or system or questions regarding Deltek TESS should be reported immediately to Perspecta Buyer or Subcontract Administrator. All parties will be notified via email of any changes to this contact information.

Data in support of each labor submission shall be maintained and available for audit by the Government for 3 years.

The parties acknowledge that the Seller employees entering data into Deltek TESS are not authorized to generate invoices under Government contracts pursuant to Perspecta’s Government approved billing systems. Resultant Deltek payments will constitute Perspecta interim financing for services rendered subject to final verification by Seller. An exception may be made by Perspecta to allow Seller to designate alternate personnel to enter labor data. Seller shall submit request for this exception in writing. Labor data may be input by a Seller representative vs. the Seller employee performing the work.

Perspecta 11/2018	Page 8 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

ARTICLE V - F.O.B. POINT, DELIVERY LOCATION AND ROUTING - RESERVED

ARTICLE VI - INSPECTION AND ACCEPTANCE - RESERVED

ARTICLE VII- CLOSEOUT

Seller shall, as requested by the BUYER or within thirty (30) months from the end of the period of performance (as stated in Article III) or, at final acceptance, complete, sign and return the Subcontract Closeout Package (FRM-25-01) with final invoice. If a DCAA Assist Audit is required, the final invoice will be processed for payment upon completion of the audit in accordance with the audit findings. At that time, a revised Subcontract Closeout Package (FRM-25-01) and final invoice may be required to be submitted in accordance with the DCAA Assist Audit findings.

ARTICLE VIII - REPORTS AND DOCUMENTATION

A.	Consistent with this Time and Material Contract, Subcontractor shall provide the following

Item	Description	Qty.	Date Required
01	Monthly Status Report	1	5th of Each Month
02	Subcontract Closeout Package, FRM-25-01	1	Concurrent with Final Invoice
03	Documentation as required by Exhibit A Statement of Work	As Required	Per Exhibit A
04	Insurance Certificate	1	Annually (if performing on Perspecta or Gov’t property)
05	Billing Account Worksheet	As Required	As employees leave/start Program or rate changes

B.	All reports and documentation specified hereinabove shall be addressed to the cognizant Subcontract Administrator.

Perspecta 11/2018	Page 9 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

ARTICLE IX - PREDETERMINATION OF RIGHTS IN DATA AND COMPUTER SOFTWARE

A.	All technical data and computer software that is deliverable, or subject to delivery, by the Subcontractor to Perspecta or to the Government under this Subcontract, shall be furnished with unlimited rights to the Government, except as provided in Paragraph B below.

B.	The following items of technical data and computer software shall be furnished with limited or restricted rights:

Technical Data or Computer Software to be Furnished with Restrictions	Basis for Assertion	Asserted Rights Category	Name of Person Asserting Restrictions
NONE AT THIS TIME

C.	To the extent that additional technical data or computer software is later discovered to be of a Limited or Restricted Rights nature, as defined in the “Rights in Technical Data and Computer Software” clause (DFARS 252.227-7013), the foregoing list may be amended upon notification to Perspecta and the U.S. Government.

ARTICLE X – DPAS RATING - RESERVED

ARTICLE XI -GOVERNMENT AND/OR PERSPECTA FURNISHED PROPERTY - RESERVED

ARTICLE XII - COST ACCOUNTING STANDARDS – RESERVED

ARTICLE XIII - SUBCONTRACT AUTHORITY AND NOTIFICATION

Sole authority to make changes in or amendments to this Subcontract and to effect deviations from the work herein specified is hereby vested in the authorized representative of Perspecta's Subcontract Administrator and must be made in writing. Unauthorized changes, alterations or modifications to this Subcontract will not be considered for equitable adjustment. Changes to the Subcontract or its scope shall not be made without the express written authorization of the designated Perspecta Subcontract Administrator. Except as otherwise specifically provided herein, any notices to be furnished by Subcontractor to Perspecta, or by Perspecta to Subcontractor shall be sent by mail or electronic means as follows:

Perspecta Engineering Inc.

___________________

_____________________

_______________________

________________________

_________________________

______

___________________

and

Perspecta 11/2018	Page 10 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

Corvus Consulting, LLC

___________________

_____________________

_______________________

________________________

_________________________

______

___________________

ARTICLE XIV – RECRUITMENT OF TEAM MEMBER EMPLOYEES

A.	It is expressly agreed and understood by the parties that during the course of this Agreement, neither party will actively solicit personnel of the other party who are engaged in performance of this Agreement for the purpose of inducing them to join such other party’s employ. The foregoing shall not prohibit either party from having employment discussions with, or hiring the employees of the other party who: 1) Have terminated employment with the other party of their own volition; 2) Respond to or apply for positions offered through the normal process of general public advertisement; or 3) Are hired as a result of the use of an independent employment agency (so long as the agency was not directed to solicit such person) not specifically directed to employees of the parties.

B.	Use of Former Program Staff Prohibited - Subcontractor shall not assign to work on the Program any individual who has performed work on the Program under a different subcontractor, without the advance expressed written consent of the cognizant subcontract administrator. Any and all associated costs shall be deemed to be unallowable and therefore not billable, unless and until the cognizant subcontract administrator approves. Such approval, if provided, would be for a billable hourly rate no greater than the hourly rate billed to the program by the individual’s prior employer.

C.	Second Tier Subcontractor Prohibition - The use of second tier subcontractors is strictly prohibited and any and all associated costs shall be deemed to be unallowable and therefore not billable without the advance expressed written consent of the cognizant subcontract administrator.

ARTICLE XV – ACCOUNTING, BILLING, PROPERTY AND PURCHASING SYSTEMS

Subcontractor agrees to promptly notify Buyer, during the term of this Agreement, of any changes to its accounting and billing systems and/or related internal control structure that would adversely affect its ability to report hours delivered and costs incurred accurately and completely or adversely affect its ability to acquire goods and services, or to control government acquired property without prejudice to the government.

ARTICLE XVI – ORGANIZATIONAL CONFLICT OF INTEREST (OCI)

Seller certifies that they have no knowledge of any OCI that would ensue during performance of this subcontract. If during performance Seller becomes aware of a potential OCI, Seller will promptly provide a disclosure statement which describes all relevant information concerning any past, present, or planned interests bearing on whether it (including Seller's chief executives and directors, or any proposed consultant or lower-tier subcontractor) may have an existing or potential OCI and will cooperate with Perspecta to mitigate the conflict.

Perspecta 11/2018	Page 11 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

ARTICLE XVII – INSURANCE

Seller shall obtain and maintain Workers Compensation, commercial general liability, and automobile liability (third party bodily injury and property damage liability) insurance in accordance with Part 17 of Buyer’s CorpDoc 4 T&M general provisions document incorporated herein as Exhibit B. A Certificate of Liability Insurance shall be forwarded to the Subcontract Administrator (upon such request), with evidence of Perspecta being named as an additional insured.

Defense Base Act (DBA), FAR 52.228-3, is applicable to this order. The Seller shall (a) provide, before commencing performance under this contract, such workers’ compensation insurance or security as the Defense Base Act (42 U.S.C. 1651, et seq.) requires and (b) continue to maintain it until performance is completed.

TERMS AND CONDITIONS/SPECIAL PROVISIONS/OPTIONAL ARTICLES

A.	TERMS AND CONDITIONS

1.	Perspecta General Provisions and FAR Flowdown Provisions document CorpDoC 4 T&M (Aug 2019)

2.	ARCYBER Flow Downs (see Part B below, and EXHIBIT E); as well as EXHIBIT D – Oasis Pool 1 Flow Downs

3.	Additional or different terms or conditions proposed by the Subcontractor shall be void and of no effect unless accepted in writing and included herein.

B.	SPECIAL SUBCONTRACT PROVISIONS

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of each clause may also be accessed electronically at http://acquisition.gov/far. In all the Articles below, where the clause indicates “Government” this shall also mean “Perspecta Engineering Inc.” and where the clause indicates “Contractor” this shall mean “Subcontractor”. However, the terms “Government” and “Contracting Officer” do not change; (i) in the terms “Government Property”, “Government–Owned Property”, “Government Furnished Equipment” or “Government-Owned Equipment”; (ii) when Perspecta’s customer (“Customer”) or the Customer’s Contracting Officer or his/her access to proprietary financial information or other proprietary data is required; or (iv) when title to property is to be transferred directly to the Customer:

Perspecta 11/2018	Page 12 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

FAR	TITLE	DATE
52.203-6	Restrictions on Subcontractor Sales to the Government	SEPT 2006
52.204-21	Basic Safeguarding of Covered Contractor Information Systems	JUN 2016
52.215-12	Subcontractor Cost or Pricing Data	OCT 2010
52.215-22	Limitations on Pass-Through Charges—Identification of Subcontract Effort	OCT 2009
52.215-23	Limitations on Pass-Through Charges	OCT 2009
52.222-2	Payment for Overtime Premiums Fill-in: $0	JUL 1990
52.222-29	Notification of Visa Denial	APR 2015
52.222-41	Service Contract Labor Standards	MAY 2014
52.222-55	Minimum Wages Under Executive Order 13658	DEC 2015
52.224-3	Privacy Training	JAN 2017
52.225-19	Contractor Personnel in a Designated Operational Area or Supporting a Diplomatic or Consular Mission Outside the United States	MAR 2008
52.228-3	Worker’s Compensation Insurance (Defense Base Act)	JUL 2014
52.232-40	Providing Accelerated Payments to Small Business Subcontractors (Deviation)	DEC 2013
52.237-3	Continuity of Services	JAN 1991
52.237-10	Identification of Uncompensated Overtime	MAR 2015
52.239-1	Privacy or Security Safeguards	AUG 1996
52.242-5	Payments to Small Business Subcontractors	JAN 2017
52.244-2	Subcontracts Fill-in: (d) In support of all CLIN’s - Labor	OCT 2010
52.245-1	Government Property	JAN 2017
GSAM	TITLE	DATE
552.204-9	Personal Identity Verification Requirements	OCT 2012
DFARS	TITLE	DATE
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEPT 2011
252.203-7001	Prohibition On Persons Convicted Of Fraud Or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	SEP 2013
252.203-7003	Agency Office of the Inspector General	DEC 2012
252.203-7004	Display of Hotline Posters	OCT 2016
252.203-7005	Representation Relating to Compensation of Former DoD Officials	NOV 2011
252.204-7000	Disclosure of Information	OCT 2016
252.204-7003	Control of Government Personnel Work Product	APR 1992
252.204-7008 Provision	Compliance with Safeguarding Covered Defense Information Controls	OCT 2016

Perspecta 11/2018	Page 13 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

252.204-7009	Limitations on the Use or Disclosure of Third-Party Contractor Reported Cyber Incident Information	OCT 2016
252.204-7012	Safeguarding Covered Defense Information and Cyber Incident Reporting	OCT 2016
252.209-7004	Subcontracting with Firms that are Owned or Controlled by the Government of a Country that is a State Sponsor of Terrorism	OCT 2015
252.211-7007	Reporting of Government-Furnished Property	AUG 2012
252.216-7004	Award Fee Reduction or Denial for Jeopardizing the Health or Safety of Government Personnel	SEP 2011
252.222-7002	Compliance with Local Labor Laws (Overseas)	JUN 1997
252.222-7007	Representation Regarding Combating Trafficking in Persons	JAN 2015
252.223-7004	Drug-Free Work Force	SEP 1988
252.225-7040	Contractor Personnel Supporting U.S. Armed Forces Deployed Outside the United States	OCT 2015
252.225-7043	Antiterrorism/Force Protection Policy for Defense Contractors Outside the United States	JUN 2015
252.225-7048	Export-Controlled Items	JUN 2013
252.225-7995	Contractor Personnel Performing in the United States Central Command Area of Responsibility (DEVIATION 2017- O0004)	SEPT 2017
252.227-7013	Rights in Technical Data--Noncommercial Items	FEB 2014
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	FEB 2014
252.227-7015	Technical Data--Commercial Items	FEB 2014
252.227-7025	Limitations on the Use or Disclosure of Government- Furnished Information Marked with Restrictive Legends	MAY 2013
252.227-7026	Deferred Delivery of Technical Data or Computer Software	APR 1988
252.227-7027	Deferred Ordering of Technical Data or Computer Software	APR 1988
252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	JUN 1995
252.227-7030	Technical Data--Withholding of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 2016
252.229-7002	Customs Exemptions (Germany)	JUN 1997
252.229-7006	Value Added Tax Exclusion (United Kingdom)	DEC 2011
252.239-7001	Information Assurance Contractor Training and Certification	JAN 2008
252.244-7000	Subcontracts for Commercial Items	JUN 2013
252.246-7001	Warranty of Data--Basic	MAR 2014
252.246-7007	Contractor Counterfeit Electronic Part Detection and Avoidance System	AUG 2016
252.251-7000	Ordering From Government Supply Sources	AUG 2012

Perspecta 11/2018	Page 14 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

C.	OPTIONAL ARTICLES

KEY PERSONNEL AND/OR POSITIONS

The Subcontractor key personnel and/or positions listed below are considered to be essential to the Work being performed hereunder. Prior to diverting any of the personnel assigned to these positions to other programs, the Subcontractor shall notify Perspecta Subcontract Administrator reasonably in advance (not less than thirty (30) days) and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on Perspecta program. The key personal and/or positions listed below may, with the consent of the Parties, be amended from time to time during the course of the Subcontract to either add or delete key personal and/or positions as appropriate. For any changes requested to be approved by Perspecta, the Subcontractor will be responsible for substituting personnel with equal or greater qualifications as originally approved and used.

The Subcontractor agrees that the Key Personnel and /or Positions listed below will be utilized in the performance of the Subcontract to the extent necessary for full and satisfactory performance of this Subcontract.

Position	Employee Name
None identified at this time

CHANGES - “NOT-TO-EXCEED” SUBMITTAL

Prior to the issuance of a change order under this Subcontract, Perspecta may solicit from the SELLER written agreement as to the maximum (in the case of an increase) adjustments to be made in the price and/or in the delivery schedule (or time of performance), by reason of the change. Perspecta may also solicit such agreement on limitations on the adjustments to any other provisions of the Subcontract which may be subject to equitable adjustment by reason of the change. The SELLER shall promptly submit a "not-to-exceed" amount or maximum schedule adjustment when so requested by Perspecta. Any such written agreement shall then be cited in the change order and upon its issuance shall be deemed to become part of the Subcontract. In no event shall the definitive equitable adjustment exceed the maximum price and/or delivery schedule (or time of performance) adjustments so established, nor otherwise be inconsistent with other adjustment limitations so established. Except with respect to such limitations, nothing contained herein shall affect the right of the Parties to an equitable adjustment by reason of the change, pursuant to this clause

GSA SCHEDULE CONTRACTS

This Subcontract is a delivery order placed against Government Services Administration’s (GSA) One Acquisition Solution for Integrated Services (OASIS) Unrestricted Pool 1 Multiple Award Indefinite- Delivery Indefinite Quantity (MA-IDIQ) Contract Number GS00Q14OADU128; and is placed under written authorization from DCMA Hampton, Divisional Administrative Contracting Officer, Defense Contract Management Command and dated 2018MAR01.

Perspecta 11/2018	Page 15 of 16

Subcontract Number:	PO-0018098
Modification Number:	Initial Award
Subcontractor Name:	Corvus Consulting, LLC
Subcontract Type:	Time & Material

SIGNATURE PAGE

When executed by Perspecta, this Subcontract, as described, shall constitute the entire agreement between the Parties hereto and any Terms or Conditions offered by the Subcontractor in addition thereto or in any way different from those set forth herein are hereby objected to by Perspecta.

Subcontractor/Seller certifies that as of the date of the signature affixed below:

•	In accordance with FAR Clause 52.203-12, to the best of its knowledge and belief no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on its behalf in connection with the awarding of this contract.
•	In accordance with FAR Clause 52.209-6(c), Subcontractor/Seller

☒is not debarred, suspended, or proposed for debarment by the Federal Government

☐is debarred, suspended, or proposed for debarment by the Federal Government.

In WITNESS WHEREOF, the Parties hereto have executed this Contract effective as of the date of the final signature to this agreement.

Perspecta Engineering Inc.

________________ __________
By:

Title:	____________________
Date:	December 2, 2019

Corvus Consulting, LLC

AUSTIN.ANN.	___________________ ________________
By:
Title:	____________________
Date:	December 2, 2019

Perspecta 11/2018	Page 16 of 16